UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
November 20, 2025 (November 19, 2025)
Walmart Inc.
(Exact name of registrant as specified in its charter)

DE	001-06991	71-0415188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Customer Drive
Bentonville, AR 72716
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	New York Stock Exchange
2.550% Notes due 2026	WMT26	New York Stock Exchange
1.050% Notes due 2026	WMT26A	New York Stock Exchange
1.500% Notes due 2028	WMT28C	New York Stock Exchange
4.875% Notes due 2029	WMT29B	New York Stock Exchange
5.750% Notes due 2030	WMT30B	New York Stock Exchange
1.800% Notes due 2031	WMT31A	New York Stock Exchange
5.625% Notes due 2034	WMT34	New York Stock Exchange
5.250% Notes due 2035	WMT35A	New York Stock Exchange
4.875% Notes due 2039	WMT39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
In accordance with Item 2.02 of Form 8-K of the Securities and Exchange Commission (the "SEC"), Walmart Inc., a Delaware corporation (the "Company"), is furnishing to the SEC a press release that the Company will issue on November 20, 2025 (the "Press Release") and a financial presentation that will be first posted by the Company on the Company’s website at http://stock.walmart.com on November 20, 2025 (the "Financial Presentation"). The Press Release and the Financial Presentation will disclose information regarding the Company's results of operations and cash flows for the three and nine months ended October 31, 2025, and financial condition as of October 31, 2025.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, which are furnished herewith pursuant to and relate to this Item 2.02, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder except as shall be expressly set forth by specific reference in such filing or document.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On November 19, 2025, the Company, acting pursuant to authorization from its Board of Directors, notified the New York Stock Exchange (the “NYSE”) of its intention to voluntarily withdraw the listing of its common stock, par value $0.10 per share (the “Common Stock”) and the listings of its 2.550% Notes due 2026, 1.050% Notes due 2026, 1.500% Notes due 2028, 4.875% Notes due 2029, 5.750% Notes due 2030, 1.800% Notes due 2031, 5.625% Notes due 2034, 5.250% Notes due 2035, and 4.875% Notes due 2039 (collectively, the “Company Notes”) from the NYSE and transfer the listings to The Nasdaq Stock Market LLC (“Nasdaq”). The Company expects that the listing and trading of the Common Stock and the Company Notes on the NYSE will end at market close on December 8, 2025 and that trading will begin on Nasdaq at market open on December 9, 2025.
The Common Stock and the Company Notes have been approved for listing on Nasdaq, where they will continue to trade under their current symbols, as follows:

Title of each class	Trading Symbol(s)
Common Stock, par value $0.10 per share	WMT
2.550% Notes due 2026	WMT26
1.050% Notes due 2026	WMT26A
1.500% Notes due 2028	WMT28C
4.875% Notes due 2029	WMT29B
5.750% Notes due 2030	WMT30B
1.800% Notes due 2031	WMT31A
5.625% Notes due 2034	WMT34
5.250% Notes due 2035	WMT35A
4.875% Notes due 2039	WMT39
Item 7.01. Regulation FD Disclosure.
On November 20, 2025, the Company issued the press release attached hereto as Exhibit 99.3 in connection with the transfer of the listings of the Common Stock and Company Notes to Nasdaq.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.3 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

The following documents are furnished as exhibits to this Current Report on Form 8-K:
99.1	Press Release
99.2	Financial Presentation
99.3	Press Release regarding Walmart transfer to Nasdaq
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 20, 2025

WALMART INC.
By:	/s/ John David Rainey
Name:	John David Rainey
Title:	Executive Vice President and Chief Financial Officer